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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) AUGUST 25, 1999.
                                                         ----------------


                   Fremont Home Loan Owner Trust Series 1999-2
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             (Exact name of registrant as specified in its charter)


           Delaware                   333-61785                   52-2182286
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

         c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568
                                                           --------------

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         (Former name or former address, if changed since last report.)


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Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the AUGUST 1999 payment to the Fremont Home Loan Asset-Backed Notes Series 1999-2

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
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20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series
1999-2 relating to the AUGUST 25, 1999 Payment Date.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Fremont Home Loan Owner Trust Series 1999-2 by the undersigned thereunto duly authorized.



Dated:  SEPTEMBER 21, 1999         By: First Union National Bank, as Indenture
                                       Trustee and on behalf of Fremont Home
                                       Loan Owner Trust Series 1999-2

                                       BY: Robert Ashbaugh
                                           ---------------
                                           Vice President


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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-2 relating to the AUGUST 25, 1999 Payment Date.



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